WILLIAM BLAIR FUNDS

William Blair International Leaders Fund

(the “Fund”)

Supplement dated January 12, 2026 to the Fund’s Summary Prospectus dated May 1, 2025 and the Prospectus dated May 1, 2025, as supplemented

Effective February 1, 2026:

1.	The information below replaces similar disclosure in the “Management” section of the Fund’s Summary Prospectus and the “Summary – Management” section of the Prospectus as follows:

Portfolio Managers. Alaina Anderson and Simon Fennell, Partners of the Adviser, and Chandan Khanna, an Associate of the Adviser, co-manage the Fund. Ms. Anderson has co-managed the Fund since 2021. Mr. Fennell has co-managed the Fund since 2013. Mr. Khanna has co-managed the Fund since 2026.

2.	The biography for Mr. Khanna contained in the Prospectus section entitled “Management of the Funds – Portfolio Management” is replaced with the following:

Chandan Khanna, an Associate of William Blair Investment Management, LLC, has co-managed the William Blair Global Leaders Fund since 2025 and the International Leaders Fund since 2026. Before joining William Blair in 2025, Mr. Khanna was a Senior Partner and Portfolio Manager at Eighteen48 Partners, a boutique investment firm based in London where he managed a global equity strategy from 2020 to 2025. Before joining Eighteen48 Partners, he was a Managing Director and Portfolio Manager with Rezayat Investments from 2015 to 2020. Prior to that, Mr. Khanna was a Vice President and Investment Manager at Capital Group from 2008 to 2015. He also worked in investment banking at Morgan Stanley from 2004 through 2006 and as an associate at KPMG from 1999 through 2004. Mr. Khanna has also qualified as a Chartered Accountant. Education: M.B.A., Institut Européen d’Administration des Affaires.

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement for future reference.